A D V A N C I N G W H A T ’ S N E X T © 2026 Amkor Technology, Inc. 2026 Investor Day New York City | May 21

A D V A N C I N G W H A T ’ S N E X T Jennifer Jue | VP, Investor Relations Welcome & Opening Remarks © 2026 Amkor Technology, Inc. 2

Safe Harbor Statements Non-GAAP Measures This presentation contains certain measures that are not defined terms under U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures should not be considered in isolation or as a substitute for, or superior to, measures of liquidity or performance prepared in accordance with U.S. GAAP and may not be comparable to calculations of similarly titled measures by other companies. See the Appendix for a description of these financial measures and a reconciliation of all such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Forward-Looking Statement Disclaimer This presentation contains forward-looking statements within the meaning of the federal securities laws. You are cautioned not to place undue reliance on forward-looking statements, which are often characterized by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or “intend,” by the negative of these terms or other comparable terminology or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on our current expectations, forecasts, estimates and assumptions. Because such statements include risks and uncertainties, actual results may differ materially from those anticipated in such forward-looking statements as a result of various factors, including those set forth in our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”) and from time to time in our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”). You should carefully consider the trends, risks and uncertainties described in this presentation, the Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks or uncertainties continues or occurs, our business, financial condition or operating results could be materially and adversely affected, the trading prices of our securities could decline, and you could lose part or all of your investment. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement. We assume no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as may be required by applicable law. © 2026 Amkor Technology, Inc. 3

2026 Investor Day Agenda 9:00 AM Welcome and Opening Remarks Jennifer Jue | VP, Investor Relations Leading the Next Era of Advanced Packaging Kevin Engel | President & Chief Executive Officer Enhancing Strategic Partnerships in Key Markets Farshad Haghighi | EVP, Chief Sales Officer Elevating Technology Leadership with Advanced Packaging Doug Scott | CVP, Advanced & Mainstream Business Units 10:15 AM Break 10:30 AM Expanding Geographic Footprint Doug Scott | CVP, Advanced & Mainstream Business Units Turning Strategy Into Earnings Power Megan Faust | EVP, Chief Financial Officer 11:10 AM Q&A Session with All Presenters Invest with Us Kevin Engel | President & Chief Executive Officer 12:00 PM Leadership Luncheon © 2026 Amkor Technology, Inc. 4

A D V A N C I N G W H A T ’ S N E X T Kevin Engel | President & Chief Executive Officer Leading the Next Era of Advanced Packaging Differentiated Technology, Strategic Partnerships, and Scalable Global Execution © 2026 Amkor Technology, Inc. 5

1 2 3 An Advanced Packaging-Led Era is Here Structural shift Structural changes are reshaping the industry, and Advanced packaging is on the critical path Amkor’s growth engine Advanced packaging is Amkor’s growth engine, and we are scaling our partnerships, technology, and footprint to deliver at scale Multi-year value creation Amkor is on a multi-year value creation path, investing today to drive a materially stronger earnings model over time © 2026 Amkor Technology, Inc. 6

Forces Driving a Structural Shift Evolving Supply Chains Global to regional Driven by geopolitics, trade, national security Accelerated Market Growth Beyond $1 trillion AI proliferation drives expansion of HPC Technology Transition Moore’s Law slowing Advanced packaging drives innovation © 2026 Amkor Technology, Inc. 7

What an Advanced Packaging-Led Era Requires Scalable, manufacturable Advanced packaging platforms Earlier engagement and deeper customer alignment Regional delivery capability Strategically Positioned to Capture Tailwinds from a New Era of Advanced Packaging © 2026 Amkor Technology, Inc. 8 Amkor is Intentionally Aligned to this Shift Partnerships evolving with earlier design engagement and supply security Technology platforms designed for repeatable execution at scale Purpose-built footprint to support regional delivery

Advanced Packaging Content Per End System is Structurally Increasing

DRIVING FORCES BEHIND THE INCREASE



Chiplet-based Architectures



Complexity and Content Growth


HBM
HBM

Packaging Scaling

RISING ECONOMIC IMPACT: 2025–2030E

>20% CAGR
Server market and gigawatt install

~$0.5B TAM
Per gigawatt install

~3x TAM
in OSAT server Advanced packaging

Sources: McKinsey, Gartner, management estimates

© 2026 Amkor Technology, Inc. 9

Strategy to Deliver Shareholder Value Partnerships evolving with earlier design engagement Planning horizons are becoming multi-year Commitments improve visibility and predictability An intentionally built footprint to support regional delivery Arizona facility increases diversification of Advanced packaging footprint Supply security is a requirement Early co-development drives earlier, deeper customer engagement Scalable 2.5D and HDFO platforms support repeatable adoption Turnkey execution, including test, enables quality, reliability, and speed Enhance Strategic Partnerships in Key Markets Elevate Technology Leadership Expand Geographic Footprint © 2026 Amkor Technology, Inc. 10

Long-Term Financial Targets © 2026 Amkor Technology, Inc. 11 K E Y A S S U M P T I O N S Mix shift towards higher- value packaging drives margin and earnings expansion Initial ramp up costs in 2027 and 2028 with AZ buildout Revenue growth accelerates in 2029–2030 as AZ facility scales 20% planning effective tax rate 2025 Results 2028 Targets 2030 Targets Revenue $6.7B $9.0B +/- $500M ~$11B+ Gross Margin 14% 17.5% +/- 100bps ~22%+ EPS $1.50 $2.50 +/- $0.25 ~$5.00+ (1) See corresponding endnotes on slide 71.

46% 19% 20% 15% Amkor End Market Model E S T I M AT E D M I X S H I F T W I T H O U T S I Z E D H P C / A I G R O W T H Estimated End Market CAGRs (2025–2030) ~24% Computing ~10% Automotive & Industrial ~3% Consumer ~4% Communications ~35% ~20% ~35% ~10% 2 0 2 5 $6.7B 2 0 3 0 ~$11B+ © 2026 Amkor Technology, Inc. 12 Sources: Gartner, management estimates

An Experienced Team Aligned to Execute & Deliver

Seasoned operators focused on shareholder value creation

Today's Speakers



Kevin Engel
President,
Chief Executive Officer
30+ Years



Megan Faust
EVP,
Chief Financial Officer
30+ Years



Farshad Haghighi
EVP,
Chief Sales Officer
40+ Years



Doug Scott
CVP, Advanced and
Mainstream Business Units
25+ Years



Mark Rogers
EVP, General Counsel, and
Corporate Secretary
30+ Years



John Liu
EVP, Corporate
Development and Strategy
30+ Years



Detlef Nagel
CVP,
Global Operations
25+ Years



KyungRok Park
CVP,
Head of Global R&D
25+ Years



Bob Lanzone
CVP, System in Package
Business Unit
35+ Years

© 2026 Amkor Technology, Inc. 13

1 2 3 Leading the Next Era Key Takeaways Structural changes are reshaping the industry, and Advanced packaging is on the critical path Amkor is on a multi- year value creation path, investing today to drive a materially stronger earnings model over time Advanced packaging is Amkor’s growth engine, and we are scaling our partnerships, technology, and footprint © 2026 Amkor Technology, Inc. 14

A D V A N C I N G W H A T ’ S N E X T Farshad Haghighi | EVP, Chief Sales Officer Enhancing Strategic Partnerships in Key Markets © 2026 Amkor Technology, Inc. 15

1 2 3 Partnerships in an Advanced Packaging-Led Era Structural industry shift Evolving end markets driving deeper, more strategic engagement Co-development and early engagement Roadmap alignment and planning horizons extend to ensure critical customer needs are met Enhanced engagement enables financial visibility Reducing risk and improving capital efficiency, utilization, and profitability through the cycle © 2026 Amkor Technology, Inc. 16

High Performance Computing

Amkor's Capabilities Support All Big Data Requirements



- ✓ Hyperscale cloud computing
- ✓ Artificial intelligence
- ✓ Training and inference
- ✓ NAND storage
- ✓ Network switches
- ✓ AI accelerators

MEGATREND DRIVERS

GPU, CPU, NPU, AI accelerators

Massive AI workloads

- → Compute performance 100 → 10,000 ZFLOPS
- → Rack density >100 kW → 1MW
- → Token demand growing 600X to >1.2k quintillion

>2x increase in data center server TAM

- → Server TAM: ~$200B → >$500B

Sources: Gartner, McKinsey, management estimates

2.5D/HDFO Advanced packaging, chiplets architecture and integration hyperscalers and ASICs providers

© 2026 Amkor Technology, Inc.
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Automotive and Industrial

Software Defined Vehicles and Electrification



- ✓ ADAS
- ✓ Infotainment
- ✓ Domain controllers
- ✓ LIDAR / radar sensors
- ✓ In-car networking
- ✓ SiC power modules

MEGATREND DRIVERS

1.5x increase in semiconductor value per vehicle

- → Content per vehicle towards $2,000+
- → ADAS content per vehicle towards $400+

Autonomous and software-defined functionality

- → Adds $250+ incremental semiconductors
- → Supports vehicle intelligent and continuous software upgrades

Sources: Gartner, management estimates

Advanced flip chip, MEMS and wirebond packaging
IDM and fabless

© 2026 Amkor Technology, Inc.
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Communications

Amkor Supports Nearly All Smartphone Functions

- ✓ Baseband modem
- ✓ AI apps processor
- ✓ Sub-system modules
- ✓ RF front end
- ✓ Storage and sensors
- ✓ Wireless charging



MEGATREND DRIVERS

1.2x avg semiconductor increase per phone

- → Premium tier smartphones higher: $225 → $400

On-device AI, 5G, and RF functionality

- → Advanced SoC, increased RF: content >$20 per smartphone
- → Imaging and sensors increasing 1.1x towards >$25 per smartphone

Transitioning toward SLM to power edge intelligence

Sources: Gartner, management estimates

Advanced flip chip, SiP, MEMS and memory, wafer level packaging
iOS and Android premium tier

Amkor Technology
© 2026 Amkor Technology, Inc.
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Consumer Amkor is Enabling the Proliferation of IoT ✓ Connectivity / GPS ✓ System modules ✓ PMIC and sensors ✓ Apps processor ✓ Wireless charging ✓ Security / NFC M E G AT R E N D D R I V E R S Ultra small form factor with multiple functions Hearables, wearables, fitness and health, smart homes Smart edge-AI IoT devices SiP and wafer level packaging IDM and fabless © 2026 Amkor Technology, Inc. 20

End Markets: Where Technology & Scale Matter Most Earlier engagement and structured partnerships improve visibility and durability across end markets High Performance Computing HBM integration Power delivery Thermal control Large and complex packages Automotive & Industrial Long lifecycles Zero defect reliability Supply continuity Communications High functional integration Seasonal cycles High volume Consumer Products High functional integration Seasonal cycles High volume © 2026 Amkor Technology, Inc. 21

Early Package Co-Development Architecture choices increasingly locked early; we engage before design freezes Device & Package Optimization Electrical / thermal / stress simulation Materials selection (e.g., underfill, thermal interface materials) Quality and reliability engineered early © 2026 Amkor Technology, Inc. 22 Manufacturing Readiness Design-for-manufacturing discipline Yield learning loops Qualification and ramp planning

Engagement Evolution Driving Deeper Partnerships

Engagement is moving earlier in the design cycle

Planning horizons are becoming multi-year

Capacity decisions are increasingly pre-aligned

Commitments improve visibility and predictability

FROM **Tactical Accessibility and Cost**		TO **Strategic Partnerships**
Short planning horizons	>	Multi-year roadmap alignment
Capacity access late in cycle	>	Predictable ramp and delivery
Component-level optimization	>	System-level risk reduction
Handoffs across suppliers	>	Fewer handoffs, closer collaboration

© 2026 Amkor Technology, Inc.
23

Innovation Enabled by Trusted Collaboration Amkor is a critical partner in helping us build an end-to-end US silicon supply chain. For so many years, our partners at Amkor have helped us push the limits of innovation. They deliver the quality and scale our products demand and we can't wait until they are packaging the Apple silicon produced just down the road at TSMC’s new facility.” ―Sabih Khan | COO, Apple “ © 2026 Amkor Technology, Inc. 24

Why Deeper Engagements Improve the Economics ✓ Greater visibility enables disciplined capacity planning ✓ Planning improves utilization through ramps and cycles ✓ Risk is shared earlier in the investment curve ✓ Higher utilization supports more resilient returns over time © 2026 Amkor Technology, Inc. 25

Deep & Trusted Partner to Global Semiconductor Leaders 80% of Engagements >30 Years © 2026 Amkor Technology, Inc. 26

1 2 3 Enhancing Strategic Partnerships Key Takeaways Evolving end markets drive deeper, more strategic engagement Enhanced engagement reduces risk and improves capital efficiency, utilization, and profitability through the cycle Co-development and early engagement drive roadmap alignment to ensure critical customer needs are met © 2026 Amkor Technology, Inc. 27

A D V A N C I N G W H A T ’ S N E X T Doug Scott | CVP, Advanced & Mainstream Business Units Elevating Technology Leadership with Advanced Packaging © 2026 Amkor Technology, Inc. 28

AI Driving Growth of Integrated Products © 2026 Amkor Technology, Inc. 29

1 2 3 4 Co-development is critical to Advanced packaging Solving complex power, performance, and form factor requirements with Advanced packaging design and materials Our Advanced packaging roadmap is built for scale Technology roadmap is in lock-step with strategic customers Full turnkey execution Accelerating Advanced packaging and test investments to reduce cycle time, improve yields, and deliver consistent execution © 2026 Amkor Technology, Inc. 30 Technology leadership drives earnings power Higher-value product mix and margin accretion as solutions scale into volume production Technology for an Advanced Packaging-Led Era

From Chips to Systems of Chips Advanced Packaging Unlocks Performance © 2026 Amkor Technology, Inc. 31 Moore’s Law More Than Moore Performance (FLOPs) 1 ZFLOP 1 EFLOP 15 TFLOP <1 TFLOP 1990–2010 2010–2020 2020–Present 2030+ Traditional PC Cloud Compute Gen AI Massive Scaling It may prove to be more economical to build large systems out of smaller functions, which are separately packaged and interconnected.” – Gordon E. Moore “

Packaging Complexity Evolution

Monolithic SoC
Optimized single-die performance



GDDR
GDDR
GDDR
GDDR
GDDR
GDDR
Substrate
PCB

Heterogeneous Integration
Modular system-level scaling



HBM
Logic
Substrate
HBM
Logic
Logic
Substrate
PCB

PACKAGE SIZE	45x45mm²	85x85mm²	>100x100mm²	>150x150mm²

PACKAGE SCALING →

Monolithic SoC (System-on-Chip) : Components are integrated into a single silicon die
GDDR: Graphics Double Data Rate Memory
HBM : High Bandwidth Memory

PCB: Printed Circuit Board
OE : Optical Engine

Amkor Technology

© 2026 Amkor Technology, Inc. 32

Execution at Scale, Serving as Critical Bridge Between Advanced Silicon & Customers



Advanced Silicon


Package Design Enablement
Advanced Assembly and Interconnect
Test Co-Optimization and Capacity
Amkor Technology®
Providing Consistent Global Execution Across Footprint


Amkor Technology

Customer Applications and Device Performance

Amkor Technology
© 2026 Amkor Technology, Inc. 33

A Scalable Advanced Packaging Platform Roadmap

Monolithic SoC
Optimized single-die performance

Heterogeneous Integration
Modular system-level scaling



Flip Chip

- Direct die-to-substrate connections
- Versatile, high-volume packaging
- Cost-effective, mature design-rules, stable process



2.5D Platforms

- Si interposer +TSV (through silicon via)
- High bandwidth die-to-die connectivity
- Logic + HBM integration



High-Density Fan-Out (HDFO)

- Fine-line RDL interposer or Si bridge molded interposer for high I/O density
- Attractive scaling economics
- Modular design flexibility



Next-Gen Engagement

- Early alignment as architectures evolve
- Designed for manufacturability at scale

© 2026 Amkor Technology, Inc.
34

Advanced Packaging Pipeline © 2026 Amkor Technology, Inc. 35 10 Active Engagements | 4 in production in 2026 1 Active Engagement 3 Active Engagements 18 Active Engagements | 4 in production in 2026 Package Type # of Customers # of Engagements 2.5D 11 HDFO RDL 5 HDFO Bridge 1 CPO 3

Powering Next-Generation Computing © 2026 Amkor Technology, Inc. 36 NVIDIA’s pace of innovation depends on a strong ecosystem of partners. Amkor has contributed Advanced packaging solutions that support the performance and reliability of our products. As AI demand continues to grow, collaborations like this enable the development and delivery of our new technologies, while ongoing investments in the U.S. support a more resilient supply chain. Our work with Amkor and the broader manufacturing ecosystem will advance the future of AI.” —Debora Shoquist | EVP, Operations “

Package Solutions + Technology Toolboxes


HBM
Chiplet
Chiplet
Chiplet2
PHY
PHY
Chiplet / IPD
RDL
Interposer
DTC
Substrate
Photonics
EIC
PIC

Technology Toolbox

RDL & Bridge


TSV Si Bridge

Advanced Chip Attach


Bond Head
Laser Emission
Reverse LAB

Thermal Enhance-ment


Heat Spreader
Metal
TIM
Die

Large Body FCBGA



Large Panel Format



Glass Core Substrate



Hybrid Bonding



RDL: Redistribution layer
TSV: Through-silicon via
LAB: Laser assisted bonding

TIM: Thermal interface materials
IPD: Integrated passive device
DTC: Deep trench capacitor

EIC: Electronic integrated circuit
PIC: Photonic integrated circuit

Amkor Technology

© 2026 Amkor Technology, Inc. 37

Test Strategy © 2026 Amkor Technology, Inc. 38 High value-add Realtime yield and process monitoring Turnkey support System Level Test Final Test / Burn-in Wafer Probe

Amkor's Evolving Turnkey Service Model

Reduce Cycle Time, Increase Value

- Design Innovation
- Materials Management
- Wafer Bump, Probe, Dicing
- Package Assembly
- Final Test Burn-in, SLT
- Drop Ship



- Leadframe, Power
- MEMS and Sensors
- Memory
- WLFO, WLCSP
- Flip Chip, PoP MCM
- SiP, Heterogeneous Integration
- 2.5D, High-Density Fan-Out

Mainstream/Wirebond — **Advanced**

© 2026 Amkor Technology, Inc.
39

Advanced Packaging Solutions Video © 2026 Amkor Technology, Inc. 40

Technology Leadership Translates into Earnings Power Technology Inputs Early co-development with strategic customers Scalable Advanced packaging platforms Turnkey execution with packaging and test engineered together Business Outcomes Higher content per package Longer program lifecycles Participation in more complex, higher-value designs Financial Impact More favorable revenue mix Margin accretion as programs scale Enhanced earnings power over time © 2026 Amkor Technology, Inc. 41 Disciplined execution drives better mix, scale, and margins

1 2 3 4 Elevating Technology Leadership Key Takeaways Co-development is critical to solving complex power, performance, and form factor requirements Technology roadmap is in lock-step with strategic customers Accelerating Advanced packaging and test investments to reduce cycle time, improve yields, and deliver consistent execution Higher-value product mix and margin accretion drives Earnings power © 2026 Amkor Technology, Inc. 42

A D V A N C I N G W H A T ’ S N E X T Break © 2026 Amkor Technology, Inc. 43

A D V A N C I N G W H A T ’ S N E X T Doug Scott | CVP, Advanced & Mainstream Business Units Expanding Geographic Footprint © 2026 Amkor Technology, Inc. 44

1 2 3 4 Intentionally built broad footprint Geographic flexibility addressing need for regional manufacturing optionality Amkor Arizona enables U.S. supply chain We are a critical link enabling end-to-end U.S. semiconductor manufacturing Leveraging global scale today, bridging to the U.S. South Korea, Taiwan, Vietnam, and Portugal are purpose-built, providing volume, efficiency, and learning, while also bridging to U.S. production © 2026 Amkor Technology, Inc. 45 Expanded intentional footprint driving financial outcomes Footprint expansion unlocks flexibility, scale advantages, and incremental addressable market Intentional, Strategic Footprint

Intentional & Strategic Global Footprint Providing Flexibility to Meet Customer Requirements © 2026 Amkor Technology, Inc. 46 Factory network of 13M square feet, spanning 9 countries* United States 2028 United States Portugal South Korea Japan China Taiwan Philippines Vietnam Malaysia Assembly and Test FacilityAmkor Headquarters Capacity is demand-led Footprint scaling is intentionally built Designed to maximize utilization and returns *Includes Arizona facility, currently under construction.

Purpose-Built Scale Today, Bridging to U.S. Production Tomorrow © 2026 Amkor Technology, Inc. 47 Vietnam → Offers geodiversity → Scaling SiP and memory → Attractive cost structure South Korea → Advanced packaging center of excellence → R&D center of excellence → Expanding footprint 20% in 2025/26 Taiwan → Proximity to leading-edge foundry → Advanced wafer level technology → Flip chip, probe, and final test Portugal → Automotive supply resiliency → Advanced wafer level and sensors technology → Power module IDM partnerships

Arizona Advanced Packaging Facility Enables End-to-End U.S. Semiconductor Manufacturing Construction began in September 2025 Tool installation, line verification, and qualification 2027 Production start 2028Today On schedule for 2027 build completion © 2026 Amkor Technology, Inc. 48 Key Highlights: → Amkor is the only scaled Advanced packaging OSAT building in the U.S. → High-value Advanced packaging and test focus → Full turnkey (bump / probe / assembly / test) offering → Highest level of automation → Positioning for future growth: secured additional 67 acres in May 2026

End-to-End Manufacturing Requires Ecosystem Alignment © 2026 Amkor Technology, Inc. 49 Regional supply chains require front-end and back-end coordination Advanced packaging and test must scale in lockstep with fab Execution depends on an intentionally built footprint aligned to the ecosystem

TSMC and Amkor have been long-standing, trusted partners in Asia, and our collaboration in Arizona extends this partnership to the United States. Together, we combine advanced front-end fabrication with Advanced packaging and test to support customers’ needs for geographic flexibility across end-to-end semiconductor manufacturing.” ―Dr. Kevin Zhang | Senior Vice President, Business Development and Global Sales & Deputy Co-COO Strategic Alignment with the World’s Leading Foundry “ © 2026 Amkor Technology, Inc. 50

Amkor’s Manufacturing Footprint Video © 2026 Amkor Technology, Inc. 51

1 2 3 4 Expanding Geographic Footprint Key Takeaways Intentionally built broad footprint addressing need for regional manufacturing optionality Amkor’s Arizona facility is a critical link that enables end-to-end U.S. semiconductor manufacturing Our Advanced packaging locations in Asia and Europe are purpose-built scale engines bridging to U.S. production Footprint expansion unlocks flexibility, scale advantages, and incremental addressable market © 2026 Amkor Technology, Inc. 52

A D V A N C I N G W H A T ’ S N E X T Megan Faust | EVP, Chief Financial Officer Turning Strategy Into Earnings Power © 2026 Amkor Technology, Inc. 53

Turning Strategy into Stronger Earnings Power Invest, ramp, and leverage to drive shareholder value Multi-year value creation path Phase 1: 2025–2028 strategic investment and ramp Phase 2: 2028–2030 ramp and leverage; translating into more than 3x earnings power by 2030 1 2 3 Each strategic pillar has a direct link to earnings power Strategic partnerships: deeper and earlier engagement > better visibility > aligned capacity planning > improved utilization > higher profitability Technology leadership: higher-value mix and margin accretion at scale Expanding footprint: incremental serviceable addressable market Disciplined capital allocation Strong balance sheet and operational excellence underpins performance © 2026 Amkor Technology, Inc. 54

Long-Term Financial Targets © 2026 Amkor Technology, Inc. 55 K E Y A S S U M P T I O N S Mix shift towards higher- value packaging drives margin and earnings expansion Initial ramp up costs in 2027 and 2028 with AZ buildout Revenue growth accelerates in 2029–2030 as AZ facility scales 20% planning effective tax rate 2025 Results 2028 Targets 2030 Targets Revenue $6.7B $9.0B +/- $500M ~$11B+ Gross Margin 14% 17.5% +/- 100bps ~22%+ EPS $1.50 $2.50 +/- $0.25 ~$5.00+ (1) See corresponding endnotes on slide 71.

Improved Operational & Financial Rigor are Driving Higher Highs & Higher Lows © 2026 Amkor Technology, Inc. 56 Improved performance through cycle 2019 2024 $6.3 Revenue ($B) 2018 2022 $711 $1,330 Gross Profit ($M) 2018 2022 $4.3 $7.1 2018 2022 $258 $897 Op. Income ($M) EPS 2018 2022 $0.53 $3.11 Peak to Peak Trough to Trough 2019 2024 $649 $933 2019 2024 $0.50 $1.43 2019 2024 $233 $438 $4.1 EBITDA ($M) 2018 2022 $837 $1,529 2019 2024 $756 $1,091 * *See discussion of Non-GAAP measures on slide 70 and the reconciliation to the most directly comparable GAAP measure on slide 69. (2) (6) (6) (6)(3) See corresponding endnotes on slide 71.

Financial Flexibility to Support Strategic Growth Investments (as of 3/31/2026 and proforma for $1.2B Convertible Senior Notes issued 5/5/2026**; $ in billions) © 2026 Amkor Technology, Inc. 57 Financial Flexibility $1.1B of availability on credit facilities and a net cash position Issued $1.2B of Convertible Senior Notes ~$500M of cash needed for operations Significant cash flow from ops Cash & ST Investments $3.0 Available Credit $1.1 Liquidity $2.6 Total Debt $4.1 Debt to EBITDA* 2.1x *See discussion of Non-GAAP measures on slide 70 and the reconciliation to the most directly comparable GAAP measure on slide 69. **Excluding transaction related fees and expenses.

Balanced & Disciplined Capital Allocation Strategy 1 Cumulative free cash flow starting 2022; 2 Subject to Board approval *See discussion of Non-GAAP measures on slide 70 and the reconciliation to the most directly comparable GAAP measure on slide 69. Invest in manufacturing scale and in diversifying global footprint Support regional semiconductor supply chains Long-term debt to EBITDA* target of 1.5x or below Return 40-50% of Free cash flow* over time1 Invest in R&D to enhance technology in partnership with lead customers Tuck-in M&A for strategic business growth Maintain strong liquidity for maximum flexibility Growth in regular quarterly dividend2 $300M share repurchase authorization Invest in Organic Growth Strategic Investments Maintain Balance Sheet Strength & Flexibility Shareholder Returns © 2026 Amkor Technology, Inc. 58

Arizona Overview

KEY METRICS

$7B
Total investment across 2 phases

750K sq ft
of cleanroom space

Multi-year contracts with **top customers**

Phase 1

Included in financial targets

Construction underway

Facility anchored by key customers

Phase 2

Not yet included in financial targets

Customer commitments will drive timing

Site preparation underway

Secured additional 67 acres in May 2026

PHASE 1 (AT FULL SCALE)

Revenue Contribution
~$1B

Gross Margin
>30%

FUNDING SOURCES

- ✓ **$3.0B cash**, $1.1B credit facilities = $4.1B liquidity**
- ✓ **Government incentives**
  - **~$2B Investment tax credits (ITCs)**
  - **~$400M CHIPS**
  - **Land grant and $35M other incentives**
- ✓ **Partner co-investments**
- ✓ **Operating cash flow**
- ✓ **Capital markets**

**As of 3/31/2026 and proforma for $1.2B Convertible Senior Notes issued on 5/5/2026, excluding transaction related fees and expenses.

Amkor Technology

© 2026 Amkor Technology, Inc. 59

Financial Framework: Arizona Advanced Packaging © 2026 Amkor Technology, Inc. 60 Full model leverage = utilization + mix + productivity INVEST 2 0 2 5 – 2 0 2 7 Construction Capacity online Qualification Utilization building RAMP 2 0 2 8 – 2 0 2 9 Utilization Mix Productivity compound LEVERAGE 2 0 3 0 & B E Y O N D Sustained utilization and absorption Mix shift toward higher-value advanced packaging Productivity gains from platform reuse and automation 2 0 3 0 Estimated Full Utilization 2 0 2 9 Estimated Break Even 2 0 2 5 – 2 0 2 7 Construction

Revenue Growth

Arizona Facility Accelerates Growth in 2029–2030



$6.7B
~10%
CAGR
2025–2028
$9.0B
+/- $500M
~11%
CAGR
2028–2030
~$11B+
2025
2028
2030

KEY DRIVERS

Computing

AI training and inference
Data routing and networking
XPU and ASIC solutions

Automotive & Industrial

ADAS content increase
Autonomous and software defined functionality

Communications

On-device AI
5G and RF functionality

Consumer

Wearables
Connected everything
Edge AI devices

© 2026 Amkor Technology, Inc.
61

Over 3X Earnings Power Key Drivers © 2026 Amkor Technology, Inc. 62 2025 2030 $1.50 ~$5.00+ 2028 $2.50 +/- $0.25 AZ Ramp 2 3 3 2 1 AZ Scaling I N V E S T & R A M P R A M P & L E V E R A G E 2025–2028 Increasing contribution from higher- value Advanced packaging Capacity deployment Temporary ramp up costs until factory is at scale 2028–2030 Sustained mix shift Automation compounds leverage from utilization and efficiencies Arizona facility scales and becomes accretive Mix1 2 Operating Leverage 3 AZ Ramp & Scaling Operating Leverage Operating Leverage Mix 1 Mix

1 2 3 Turning Strategy into Earnings Power Key Takeaways Amkor is on a multi- year value creation path; strategic investment phase as capacity comes online and scales Global supply chain increases supply security and partnerships reduce risk, expand margins, and improve capital efficiency Strong revenue growth and increasing utilization, translating into more than 3x earnings power through operating leverage and mix © 2026 Amkor Technology, Inc. 63

A D V A N C I N G W H A T ’ S N E X T Q&A © 2026 Amkor Technology, Inc. 64

A D V A N C I N G W H A T ’ S N E X T Kevin Engel | President & Chief Executive Officer Closing Remarks Invest with Us © 2026 Amkor Technology, Inc. 65

Invest with Us

1 Structural shift

Structural changes are reshaping the industry, and Advanced packaging is on the critical path

2 Amkor's growth engine

Advanced packaging is Amkor's growth engine, and we are scaling our partnerships, technology, and footprint to deliver at scale

3 Multi-year value creation

Amkor is on a multi-year value creation path, investing today to drive a materially stronger earnings model over time


CLEAR PATH TO:
~$11B+
Revenue
~22%+
Gross Margin
~$5.00+
EPS

© 2026 Amkor Technology, Inc. 66

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A D V A N C I N G W H A T ’ S N E X T Appendix © 2026 Amkor Technology, Inc. 68

($ in millions) 2018 2019 2020 2021 2022 2023 2024 2025 LTM Q126** Net Income $130 $123 $340 $646 $767 $362 $356 $376 $438 Plus: Interest Expense 79 72 64 52 59 59 65 75 76 Plus: Income Tax Expense 56 37 46 69 90 82 75 69 77 Plus: Depreciation & Amortization 572 524 510 564 613 632 595 642 659 EBITDA* $837 $756 $960 $1,331 $1,529 $1,135 $1,091 $1,162 $1,250 Total Debt $1,332 $1,450 $1,154 $1,138 $1,232 $1,203 $1,159 $1,445 $2,564 Debt to Net Income 10.3 11.8 3.4 1.8 1.6 3.3 3.3 3.8 5.9 Debt to EBITDA* 1.6 1.9 1.2 0.9 0.8 1.1 1.1 1.2 2.1 Financial Reconciliation Tables (2) See corresponding endnotes on slide 71. *See discussion of Non-GAAP measures on slide 70. **As of 3/31/2026 and proforma for $1.2B Convertible Senior Notes issued on 5/5/2026, excluding transaction related fees and expenses. (3), (4) (5) (1)(6) © 2026 Amkor Technology, Inc. 69

Non-GAAP Measures Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP. In this presentation we refer to EBITDA and Debt to EBITDA (Leverage), which are not defined by U.S. GAAP. We define EBITDA as net income before interest expense, income tax expense and depreciation and amortization. Debt to EBITDA is calculated by dividing Total Debt by EBITDA for the period. We believe EBITDA and Debt to EBITDA to be relevant and useful information to our investors because they provide additional information in assessing our financial operating results. Our management uses EBITDA and Debt to EBITDA in evaluating our operating performance, and our ability to service debt, fund capital expenditures and pay dividends. However, EBITDA and Debt to EBITDA have certain limitations in that they do not reflect the impact of certain expenses on our consolidated statements of income, including interest expense, which is a necessary element of our costs because we have borrowed money in order to finance our operations, income tax expense, which is a necessary element of our costs because taxes are imposed by law, and depreciation and amortization, which is a necessary element of our costs because we use capital assets to generate income. EBITDA and Debt to EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, net income, net income margin, debt to net income or other measures of financial performance prepared in accordance with U.S. GAAP. Furthermore, our definition of EBITDA may not be comparable to similarly titled measures reported by other companies. Please see Slide 69 for the reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures. In this presentation we refer to free cash flow, which is not defined by U.S. GAAP. We define free cash flow as net cash provided by operating activities less payments for property, plant and equipment, plus proceeds from the sale of, insurance recovery for and grants for property, plant and equipment, if applicable. We believe free cash flow to be relevant and useful information to our investors because it provides them with additional information in assessing our liquidity, capital resources and financial operating results. Our management uses free cash flow in evaluating our liquidity, our ability to service debt, our ability to fund capital expenditures and our ability to pay dividends and the amount of dividends to be paid. However, free cash flow has certain limitations, including that it does not represent the residual cash flow available for discretionary expenditures since other, non-discretionary expenditures, such as mandatory debt service, are not deducted from the measure. The amount of mandatory versus discretionary expenditures can vary significantly between periods. This measure should be considered in addition to, and not as a substitute for, or superior to, other measures of liquidity or financial performance prepared in accordance with U.S. GAAP, such as net cash provided by operating activities. Furthermore, our definition of free cash flow may not be comparable to similarly titled measures reported by other companies. © 2026 Amkor Technology, Inc. 70

Endnotes 1. For the year ended December 31, 2025, our results include a $32 million net benefit to operating income and EBITDA due to a contingency payment related to our acquisition of Nanium in May 2017. Net income and earnings per diluted share also include a $16 million and $0.07 benefit, respectively. 2. 2018 net income includes a $17 million discrete income tax charge, or $0.07 per diluted share, driven by finalizing the accounting for U.S. tax reform. 3. 2019 net income includes an $8 million charge, or $0.03 per share, related to the early redemption of $525 million of senior notes due 2022 and a net $11 million discrete income tax charge, or $0.05 per diluted share, related to changes in the valuation of certain deferred tax assets. 4. In Q1 2020, we repaid $120 million of our term loan due December 2023 with proceeds from a term loan entered into in December 2019, thus increasing our outstanding debt at Q4 2019 period end. 5. 2020 net income includes a $20 million discrete income tax benefit, or $0.08 per diluted share, primarily related to changes in the valuation of certain deferred tax assets. 6. We periodically assess the estimated useful lives of our property, plant and equipment. Based on our assessment of test equipment and its increased interchangeability enabling broader and longer use, we extended the estimated useful lives of test equipment from five years to seven years as of January 1, 2024. As a result, depreciation expense was reduced by approximately $59 million for the year ended December 31, 2024. This benefited net income by approximately $49 million and diluted earnings per share by $0.20. In addition, the reduction in depreciation expense benefited our gross margin by approximately 80 basis points for the year ended December 31, 2024. © 2026 Amkor Technology, Inc. 71